UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2014

Nuverra Environmental Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(602) 903-7802

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 24, 2014, Nuverra Environmental Solutions, Inc. (the “Company”) issued a press release announcing that it has agreed to an extension of the purchase agreement to divest Thermo Fluids Inc. (“TFI”) to VeroLube USA, Inc. (the “Buyer”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2014, the Company entered into a Stock Purchase Agreement with Buyer to sell all of the issued and outstanding shares of TFI, a wholly owned subsidiary of the Company.

A copy of the press released is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: June 24, 2014	By:	/s/ Joseph M. Crabb
Joseph M. Crabb
Executive Vice President & Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 24, 2014.